UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 13, 2024

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On November 1, 2024, Forvis Mazars, LLP (“Forvis Mazars”), entered into a transaction with MSL, P.A. (“MSL”), LightPath Technologies, Inc.’s (the “Company”) independent registered public accounting firm, whereby substantially all shareholders and employees of MSL became partners and employees of Forvis Mazars. As a result, on November 13, 2024, MSL resigned as the Company’s independent registered public accounting firm, effective on November 21, 2024.

MSL’s audit reports on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2024 and 2023, and through the effective date of MSL’s resignation, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and MSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MSL’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for the applicable year, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MSL with a copy of the disclosures in this Current Report on Form 8-K (this “Current Report”) and requested that MSL furnish the Company with a letter addressed to the SEC stating whether or not MSL agrees with the disclosures made herein. A copy of MSL’s letter, dated November 15, 2024, is filed as Exhibit 16.1 to this Current Report.

The Audit Committee of the Company’s Board of Directors has begun a process to select a successor independent registered public accounting firm for the year ending June 30, 2025.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from MSL, P.A., dated November 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: November 15, 2024	By:	/s/ Albert Miranda
Albert Miranda, Chief Financial Officer

3